Exhibit 10.3

1100 LOUISIANA SUITE 3800 HOUSTON, TEXAS 77002-5218 TELEPHONE (713) 651-9191 FAX (713) 651-0849

May 29, 2008

Repsol YPF, S.A.

Paseo de la Castellana 278-280

28046 Madrid

Spain

CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

Ladies and Gentlemen:

Ryder Scott Company, L.P. hereby consents to the references to Ryder Scott Company, L.P. and the inclusion of information derived from our reports in Section 2.2.1.1. “Oil and Gas Reserves” in Repsol YPF, S.A.’s annual report on Form 20-F for the year ended December 31, 2007, and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included therein.

Ryder Scott Company audited certain areas in which Repsol YPF has interests in Perú using an as of date of September 30, 2007.

Very truly yours,
RYDER SCOTT COMPANY, L.P.

/s/ Herman G. Acuna
Herman G. Acuna, P.E.
Managing Senior International Vice President

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